Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes
Income Taxes

10.Income Taxes

Determining the provision for income taxes, income taxes payable, and deferred tax assets and liabilities involves judgment. The Company calculates and provides for income taxes in each of the tax jurisdictions in which it operates, which involves estimating current tax exposures as well as making judgments regarding the recoverability of deferred tax assets in each jurisdiction. The estimates used could differ from actual results, and this may have a significant impact on financial position, operating results and cash flows in future periods.

10.Income Taxes, continued

The domestic and foreign components of income (loss) before provision for income taxes were as follows for the years ended December 31:

(in thousands)	2023	2022
Domestic	$(19,910)	$(30,559)
Foreign	(2,018)	4,268
Loss before provision for income taxes	$(21,928)	$(26,291)

The provision for income taxes for the years ended December 31, 2023 and 2022 consisted of the following:

(in thousands)	2023	2022
Current
Federal	$215	$128
State	1	1
Foreign	325	(8)
Total current	541	121

Deferred
Federal	—	—
State	—	—
Foreign	—	—
Total deferred	—	—
Total provision for income taxes	$541	$121

The reconciliation of federal statutory income tax to the Company’s provision for income taxes is as follows:

(in thousands)	2023	2022
Expected benefit at statutory federal rate	$(4,941)	$(6,717)
State tax — net of federal benefit	72	100
Research and development credits	—	(564)
Foreign income/losses taxed at different rates	14	15
Unrecognized tax benefits	276	126
Stock-based compensation	8	3
Interest expense	333	233
Remeasurements of net defined benefit liabilities	5	—
Exchange rate difference	287	551
Change in tax rate	(242)	(92)
True-up deferred taxes	1,382	3,254
True-up payable	75	—
Accumulated deficit	67	10
Change in valuation allowance	3,182	3,246
Other	23	(44)
Total provision for income taxes	$541	$121

10.Income Taxes, continued

For the years ended December 31, 2023 and 2022, the Company’s provision for income taxes differed from the federal statutory tax rate due primarily to the full valuation allowance for federal and state purposes, true-up deferred taxes, research and development credits, and exchange rate differences.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2023 and 2022, are as follows:

(in thousands)	2023	2022
Deferred tax assets
Net operating loss carryforwards	$79,078	$78,583
Capitalized costs	5,409	3,095
Accruals and reserves	4,610	4,830
Inventory reserves	267	402
Stock compensation	382	368
Loss on unrealized currency translation	166	160
Research and development credits	2,490	2,490
Financial guarantee liabilities	5,410	5,320
Lease liability	197	4
Provision for credit losses	368	119
Gross deferred tax assets	98,377	95,371
Valuation allowance	(97,628)	(94,446)
Net deferred tax assets	749	925
Deferred tax liabilities
Revaluation of convertible promissory notes	(448)	(742)
Contract assets	(3)	(8)
ROU assets	(298)	(175)
Gross deferred tax liabilities	(749)	(925)
Net deferred income tax	$—	$—

The Company provided a valuation allowance for net operating losses, credits and other deferred tax assets of its United States and foreign entities. A valuation allowance is provided when, based upon the available evidence, management concludes that it is more-likely-than-not that some portion of the deferred tax assets will not be realized. The Company maintained a valuation allowance as of December 31, 2023 and 2022 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets. The valuation allowance increased by $3.2 million for both the years ended December 31, 2023 and 2022, respectively.

The Company had net operating loss carryforwards (“NOL”) for federal, state and foreign income tax purposes of approximately $334 million, $49 million and $27 million, respectively, as of December 31, 2023. State NOL will begin to expire in 2028 and $123 million of the Company’s federal NOL will last indefinitely (limited to 80% of taxable income in a given year).

As of December 31, 2023, the Company had federal and state research credit carryforwards of approximately $2.4 million and $2.3 million, respectively. The federal research credit carryforwards will begin to expire in 2025 while the California research credits carryforward have an indefinite life.

10.Income Taxes, continued

Section 382 of the Internal Revenue Code of 1986, as amended, imposes restrictions on the utilization of NOL carryforwards and research tax credits in the event of a change in ownership. While the Company believes that it is probable that its ability to utilize NOL carryforwards may be limited due to past ownership changes, the Company has not yet completed an analysis to determine the amount of such limitation, if any.

A reconciliation of the unrecognized tax benefits (“UTBs”) as of December 31, 2023 and 2022 is as follows:

(in thousands)	2023	2022
Beginning gross UTBs	$3,203	$3,106
Additions for tax positions taken in a prior year	—	(35)
Additions for tax provision taken in the current year	319	1,093
Adjustments for tax positions for changes in currency translation	95	(223)
Reductions for tax positions taken in the prior year	1,051	(270)
Reductions for tax positions taken in the prior year due to statutes lapsing	(1,585)	(468)
Ending gross UTBs	3,083	3,203
UTBs offset by deferred tax assets and/or valuation allowance	(1,419)	(1,714)
Net UTBs	$1,664	$1,489

As of December 31, 2023, the total amount of gross unrecognized tax benefits was $3.1 million. The amount of unrecognized tax benefits that, if recognized, would affect the Company’s effective tax rate is $1.7 million as of December 31, 2023. The remaining amounts in unrecognized tax benefits would not impact the rate as they are offset by valuation allowances. As of December 31, 2023 and 2022, accrued interest and penalties were $522,000 and $449,000, respectively.

The Company recognizes interest and penalties related to unrecognized tax benefits within the provision for income taxes line in the accompanying consolidated statements of operations. Accrued interest and penalties are included within the related tax liability line in the consolidated balance sheets. The Company has classified the unrecognized tax benefits as long term, as it does not expect them to be realized over the next 12 months. The Company also does not expect its unrecognized tax benefits to change significantly over the next 12 months.

The Company files income tax returns in the U.S. federal jurisdiction, California and in many foreign jurisdictions. The Company’s tax years for 2020 and forward are subject to examination by the U.S. tax authorities. The Company’s tax years for 2019 and forward are subject to examination by various state tax authorities. However, due to the fact that the Company had loss and credits carried forward in some jurisdictions, certain items attributable to technically closed years are still subject to adjustment by the relevant taxing authority through an adjustment to tax attributes carried forward to open years. The Company files U.S. and foreign income tax returns with varying statutes of limitations. Due to the Company’s net carryover of unused operating losses, all years remain subject to future examination by tax authorities.